Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of March 31, 2011, by and among Elandia International, Inc. (the “Company”) and Amper, S.A. (the “Investor”).

WHEREAS, the Investor will beneficially own shares of the Company’s common stock, $0.00001 par value per share (the “Common Stock”) representing 85% of all of the issued and outstanding shares of Common Stock of the Company (the “Shares”) after giving effect to the transactions contemplated by that certain Contribution Agreement between the Company and Investor dated as of July 29, 2010 (the “Contribution Agreement”), all of which will be acquired pursuant to the Contribution Agreement, and which will be held of record by the Investor; and

WHEREAS, as an inducement to enter into the Contribution Agreement and as a condition to the Investor’s consummation of the Contribution Agreement, the Company has agreed to provide certain registration rights to the Investor as set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.1. Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Adverse Disclosure” means public disclosure of material non-public information, which disclosure, in the good faith judgment of the chief executive officer or principal financial officer of the Company after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or prospectus in order for the applicable Registration Statement or prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein (in the case of any prospectus and any preliminary prospectus, in light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed and (iii) the Company has a bona fide business purpose for not publicly making it.

“Agreement” has the meaning set forth in the preamble hereto.

“business day” means any day, except a Saturday, Sunday or legal holiday on which the banking institutions in the City of Miami are authorized or obligated by law or executive order to close.

“Commission” means the Securities and Exchange Commission.

“Common Stock” has the meaning set forth in the recitals.

“Company” has the meaning set forth in the preamble and shall include the Company’s successors by merger, acquisition, reorganization or otherwise.

“Contribution Agreement” has the meaning set forth in the recitals.

“Demand Period” has the meaning set forth in Section 3.1.

“Demand Registration” has the meaning set forth in Section 3.1.

“Demand Registration Request” has the meaning set forth in Section 3.2(a) hereof.

“Demand Registration Statement” has the meaning set forth in Section 3.2(e) hereof

“Demanding Holder” or “Demanding Holders” has the meaning set forth in Section 3.2(d).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

“Form S–3 Registration Statement” has the meaning set forth in Section 3.2(b).

“holder” or “holders” means any holder or holders of Registrable Securities who is a party hereto or who otherwise agrees in writing to be bound by the provisions of this Agreement pursuant to Section 4.3.

“Initiating Holder” or “Initiating Holders” has the meaning set forth in Section 3.1 hereof.

“Interim Demand Period” has the meaning set forth in Section 3.2(b) hereof.

“Investor” has the meaning set forth in the preamble hereto.

“Loss” has the meaning set forth in Section 3.8(a).

“Maximum Number of Securities” has the meaning set forth in Section 3.2(k).

“Person” shall be construed as broadly as possible and shall include an individual, corporation, association, partnership (including a limited liability partnership or a limited liability limited partnership), limited liability company, estate, trust, joint venture, unincorporated organization or a government or any department, agency or political subdivision thereof.

“Piggyback Registration” has the meaning set forth in Section 3.3(a).

“Piggyback Registration Statement” has the meaning set forth in Section 3.3(a).

“Pro Rata” has the meaning set forth in Section 3.2(k).

“Other Holders” shall have the meaning set forth in Section 3.2(d) hereof.

“Registrable Securities” means (i) the Shares and (ii) any securities that may be issued or distributed or be issuable in respect of the Shares by way of conversion, dividend, stock split or other distribution, merger, consolidation, exchange, recapitalization or reclassification or similar transaction; provided, however, that any of the foregoing securities shall cease to be Registrable Securities to the extent that (i) a Registration Statement with respect to their sale or other transfer shall have been declared effective under the Securities Act, (ii) they shall have been sold or otherwise transferred pursuant to Rule 144 under the Securities Act (or any successor or similar rule or regulation then in force), new certificates for them not bearing a legend restricting transfer under the Securities Act shall have been delivered by the Company, and they may be publicly resold without volume or method of sale restrictions without registration under the Securities Act or (iii) they shall have ceased to be outstanding. A “percentage” (or a “majority”) of the Registrable Securities (or, where applicable, of any other securities) shall be determined based on the total number of such securities outstanding at the relevant time.

“registration” means a registration of the Company’s securities for sale to the public under a Registration Statement.

“Registration Statement” means any registration statement (other than a registration statement on Form S-4 or Form S-8, or any successor form) of the Company for a public offering of the Company’s securities filed with, or to be filed with, the Commission under the rules and regulations promulgated under the Securities Act, including the prospectus, amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all materials incorporated by reference in such registration statement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

“Shares” has the meaning set forth in the recitals.

“Supplemental Demand Request” has the meaning set forth in Section 3.2(d).

“Underwritten Offering” means a registration in which securities of the Company are sold to an underwriter or underwriters on a firm commitment basis for reoffering to the public.

ARTICLE II

REGISTRABLE SECURITIES

2.1. Registrable Securities. The securities entitled to the benefits of this Agreement are the Registrable Securities.

2.2. Transfer of Rights. Subject to the restrictions on transferability as set forth in the legends affixed to certificates representing the Registrable Securities and the requirements set forth in this Section 2.2, the registration rights of any holder of Registrable Securities under this Agreement may be transferred to a subsequent holder of the Registrable Securities. As a condition to the transfer of the registration rights provided under this Agreement to a subsequent holder thereof, (a) the Company shall be given written notice from the then-current holder and transferor of the Registrable Securities stating the name and address of the transferee and identifying the securities with respect to which the rights hereunder are being transferred and (b) the transferee shall agree in writing, upon request of the Company, to be bound by the provisions of this Agreement, and (c) the transferee shall acquire at least 10% of the then-outstanding Registrable Securities.

ARTICLE III

REGISTRATION RIGHTS

3.1. Demand Registration. Commencing on the date hereof and ending with the termination of this Agreement pursuant to Section 4.1 hereof (“Demand Period”), subject to the terms and conditions of this Agreement, the holders of not less than a majority of the Registrable Securities may deliver a written request to the Company for registration of all or part of such Registrable Securities held by those holders. Any such requested registration shall be referred to as a “Demand Registration.” Such holders of Registrable Securities making such a demand are sometimes referred to herein as “Initiating Holders” or individually an “Initiating Holder”.

3.2. Demand Procedure.

(a) Demand by Initiating Holders. Subject to Section 3.2(b) hereof, during the Demand Period, the Initiating Holders may deliver to the Company a written request (a “Demand Registration Request”) that the Company register any or all of the Registrable Securities of such Initiating Holder(s).

(b) Demand Registration Requirements. Holders of Registrable Securities will be entitled: (i) only to six (6) Demand Registrations, pursuant to which the Company will be required to file a Registration Statement with the Commission on any form other than a Form S-3 (“Form S-3 Registration Statement”), and (ii) an unlimited number of Form S-3 Registration Statements. Further, holders of Registrable Securities may make up to three (3) Demand Registration Request in any twelve-month period during the Demand Period (the “Interim Demand Period”). The Company shall only be required to file one Registration Statement (as distinguished from supplements or pre-effective or post-effective amendments thereto) in response to each Demand Registration Request.

(c) Demand Registration Request. A Demand Registration Request shall (i) set forth the number of Registrable Securities intended to be sold pursuant to the Demand Registration Request, (ii) identify the Initiating Holders making the Demand Registration Request and the nature and amount of their holdings, (iii) specify the method of distribution, disclosing whether all or any portion of a distribution pursuant to such registration will be sought by means of an Underwritten Offering, and (iv) identify any underwriter or underwriters proposed for the underwritten portion, if any, of such registration.

(d) Supplemental Demand Request. Within five (5) business days following receipt of a Demand Registration Request in accordance with Section 3.2(c) hereof, the Company shall deliver written notice of such request to all other holders of Registrable Securities. Subject to Sections 3.2(i) and 3.2(k), if any holder of Registrable Securities who is not an Initiating Holder desires to sell any Registrable Securities owned by such holder, such holder may elect to have all or a portion of its Registrable Securities included in the Demand Registration Statement by so notifying the Company in writing (a “Supplemental Demand Request”). The Supplemental Demand Request (i) must be received by the Company within 10 business days of the Company’s having sent the applicable notice to such holder or holders (each such holder including Registrable Securities in such Demand Registration, including the Initiating Holders, a “Demanding Holder” or collectively, the “Demanding Holders”), (ii) shall specify the aggregate amount of Registrable Securities to be registered by such holders, and (iii) shall specify the intended method(s) of distribution. The right of any Demanding Holder to include all or any portion of its Registrable Securities in a Demand Registration Statement shall be conditioned upon the Company’s having received a timely written request for such inclusion by way of a Demand Registration Request or Supplemental Demand Registration Request satisfying the requirements set forth in this Section 3.2 (which right shall be further conditioned to the extent provided in this Agreement). The Company may include in such Demand Registration Statement additional securities to be registered thereunder, including securities to be sold for the Company’s own account or for the account of Persons who are not holders of Registrable Securities (“Other Holders”).

(e) Demand Registration Statement. If during any Interim Demand Period the Company receives a Demand Registration Request from an Initiating Holder satisfying the requirements of Sections 3.1 and 3.2(b) of this Agreement, the Company, subject to the limitations of Sections 3.2(f) and 3.4 hereof, shall prepare and file within twenty (20) business days following receipt of such Demand Registration Request a Registration Statement with the Commission on the appropriate form to register for sale all of the Registrable Securities that the Demanding Holders requested to be registered pursuant to the Demand Registration Request or any Supplemental Demand Request timely received by the Company in accordance with Section 3.2(d) (a “Demand Registration Statement”). The Company shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act.

(f) Registrations on Form S-3. If at any time the Company is eligible to use a Form S-3 Registration Statement to register the Registrable Securities, upon the request of the Initiating Holders, the Company shall use its reasonable best efforts to use a Form S-3 Registration Statement for any Demand Registration Statement prepared and filed in connection with a Demand Registration Request made hereunder.

(g) Effective Registration. The Company shall be deemed to have effected a Demand Registration if the applicable Registration Statement is declared effective by the Commission and remains effective for not less than 180 days from the date of effectiveness of such Registration Statement (or such shorter period as will terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn) and the Company has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) holders of a majority of the Registrable Securities thereafter elect to continue the offering; provided, further, that the Company shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

(h) Demand Withdrawal. A holder may withdraw its Registrable Securities from a Demand Registration at any time. If all holders withdraw, the Company shall cease all efforts to secure registration and such registration shall not be deemed a Demand Registration for purposes of this Section 3.2. In the case where the Company has received a Demand Registration Request and, in good faith, has commenced with the preparation of a Demand Registration Statement as required by Section 3.2(e) hereof, the Demanding Holders shall be responsible for, and shall reimburse the Company with respect to, all out-of-pocket expenses incurred by the Company in connection therewith if all of such holders should subsequently withdraw their Registrable Securities from a Demand Registration Statement.

(i) Suspension of Registration. If the filing, initial effectiveness or continued use of a Registration Statement in respect of a Demand Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest possible period of time determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, the holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the prospectus relating to the Demand Registration in connection with any sale or offer to sell Registrable Securities and agree not to disclose to any other Person the fact that the Company has exercised such rights or any related facts. The Company shall immediately notify the holders of the expiration of any period during which it exercised its rights under this Section 3.2(i).

(j) Underwritten Offering. If the holders of not less than a majority of Registrable Securities that are included in any offering pursuant to a Demand Registration so elect, the offering of all of the Registrable Securities shall be in the form of an Underwritten Offering and the right of any holder to include Registrable Securities in the Demand Registration shall be conditioned upon such holder’s participation in the Underwritten Offering. The Company shall have the right to select the managing underwriter or underwriters for the offering. All holders proposing to distribute their Registrable Securities through such an underwriting shall enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting.

(k) Reduction of Offering. Notwithstanding any other provision of this Section 3.2, if the managing underwriter or underwriters of a proposed Underwritten Offering of Registrable Securities included in a Demand Registration inform the holders of such Registrable Securities or the Company in writing that, in its or their opinion, the number of securities requested to be included in such Demand Registration, including securities of the Company for its own account or for the account of Other Holders as to which registration has been requested, exceeds the maximum dollar amount or maximum number of securities, as applicable, that can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such registration:

(i) first, Registrable Securities as to which Demand Registration has been requested by the Demanding Holders, in an amount up to but not exceeding the Maximum Number of Securities (allocated pro rata in accordance with the number of shares or other securities that each such Person has requested be included in such registration, regardless of the number of Registrable Securities held by each such Person (such proportion is referred to herein as “Pro Rata”));

(ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; and

(iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), securities that Other Holders desire to sell which the Company has agreed to register for such Other Holders and that can be sold without exceeding the Maximum Number of Securities.

3.3. Piggyback Registration.

(a) Piggyback Rights.

(i) If at any time after the date hereof, the Company proposes to file a Registration Statement with respect to any offering of its securities for its own account, for the account of any Other Holders, or by both the Company and by Other Holders, other than (A) a registration of securities relating solely to an offering and sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit plan arrangement, (B) a Registration Statement on Form S-4 or S-8 or any comparable successor form or form substituting therefor, (C) in connection with a Demand Registration, or (D) any Registration Statement filed in connection with any exchange offer or offering of securities solely to the Company’s existing shareholders (a “Piggyback Registration Statement”) then, as soon as practicable (but in no event less than fifteen (15) business days prior to the proposed date of filing such Registration Statement), the Company shall give written notice of such proposed filing to all holders of Registrable Securities, which notice shall describe the amount of securities to be included in such offering, the intended method(s) of distribution and the name of the proposed managing underwriter or underwriters, if any, of the offering, and such notice shall offer the holders of such Registrable Securities the opportunity to register such number of Registrable Securities as each such holder may request in writing (a “Piggyback Registration”). Subject to Section 3.3(b), the

Company shall include in such Piggyback Registration Statement and the underwriting, if any, involved therein, all Registrable Securities requested to be included therein within ten (10) business days after the receipt by such holder of any such notice (five (5) days if the Company gives telephonic notice to all registered holders of Registrable Securities, with written confirmation to follow promptly thereafter), on the same terms and conditions as any similar securities of the Company. If at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, (x) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and (y) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

(ii) If the offering pursuant to a Piggyback Registration is to be an Underwritten Offering, then each holder making a request for its Registrable Securities to be included therein must, and the Company shall use its reasonable best efforts to make such arrangements with the underwriters so that each such holder may participate in such Underwritten Offering on the same terms and conditions as the Company and the Other Holders selling securities in such Underwritten Offering and such holders shall enter into the underwriting agreement in customary form with the managing underwriter, if any, selected by the Company. If the offering pursuant to such registration is to be on any other basis, then each holder making a request for a Piggyback Registration pursuant to this Section 3.3(a) must participate in such offering on such basis.

(iii) Each holder of Registrable Securities shall be permitted to withdraw all or part of such holder’s Registrable Securities from a Piggyback Registration by giving written notice to the Company prior to the effectiveness of the Registration Statement.

(b) Reduction of Piggyback Registration. If the managing underwriter or underwriters of any proposed Underwritten Offering of securities included in a Piggyback Registration (or in the case of a Piggyback Registration not being underwritten, the Company) informs the holders of Registrable Securities sought to be included in such registration in writing that, in its or their opinion, the total amount of securities which such holders and any other Persons intend to include in such offering exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered or the Company’s common stock, then the securities to be included in such registration shall be allocated as follows:

(i) if the registration is undertaken for the Company’s account: (x) first, the securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (y) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (x), Registrable Securities, as to which registration has been requested pursuant to the applicable written contractual piggyback registration rights of the holders of such securities, Pro Rata, that can be sold without exceeding the Maximum Number of Securities; and (z) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (x) and (y), securities for the account of Other Holders that can be sold without exceeding the Maximum Number of Securities; or

(ii) if the registration is a demand registration undertaken on behalf of Other Holders, (w) first, securities for the account of such Other Holders for which such registration has been undertaken that can be sold without exceeding the Maximum Number of Securities; (x) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (w), securities that the Company desires to sell and that can be sold without exceeding the Maximum Number of Securities; (y) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (w) and (x), Registrable Securities requested to be included in the registration, Pro Rata, that can be sold without exceeding the Maximum Number of Securities; and (z) fourth, to the extent that the Maximum Number of Securities have not been reached under the foregoing clauses (w), (x) and (y), securities for the account of Other Holders not included in clause (w) above that can be sold without exceeding the Maximum Number of Securities.

(c) No Demand Registration. No registration of Registrable Securities under this Section 3.3 shall be deemed to be a Demand Registration.

3.4. Registration Procedures.

(a) Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered for sale pursuant to this Agreement, whether pursuant to Section 3.2 or Section 3.3 hereof, the Company will, subject to the limitations set forth herein, use its reasonable best efforts to effect any such registration so as to permit the sale of the applicable Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and in connection therewith the Company will:

(i) prepare and file with the Commission, a Registration Statement or Registration Statements relating to the applicable registration on any appropriate form (subject to Section 3.2(f) hereof) under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof; provided, however, that before filing a Registration Statement or prospectus, or any amendment or supplement thereto, the Company will furnish without charge to the holders whose Registrable Securities are included in such Registration Statement, and the underwriters, if any, copies of all such documents proposed to be filed with the Commission, which documents will be subject to the reasonable review of such holders and underwriters, and the Company will not file any Registration Statement, or amendment or supplement thereto to which the holders of a majority of the Registrable Securities covered by such Registration Statement, or the underwriters, if any, shall reasonably object.

(ii) (A) prepare and file with the Commission such amendments or supplements to the applicable Registration Statement or prospectus as may be (a) reasonably requested by any participating holder (to the extent such request relates to information relating to such holder), (b) reasonably necessary to keep such registration effective for the period of time required by this Agreement, or (c) reasonably requested by the holders of a majority of the participating Registrable Securities, (B) cause the prospectus to be supplemented by any required prospectus supplement, and as supplemented to be filed pursuant to Rule 424 under the Securities Act, and (C) comply with the provisions of the Securities Act with respect to the disposition of securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in the Registration Statement or supplement to the prospectus.

(iii) notify the selling holders of Registrable Securities and the managing underwriter or underwriters, if any, and (if requested) confirm such advice in writing, as soon as reasonably practicable after notice thereof is received by the Company (A) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective and when the applicable prospectus or any amendment or supplement thereto has been filed, (B) of any written comments by the Commission or any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission or any other governmental agency or court of any stop order suspending the effectiveness of such Registration Statement or any order preventing or suspending the use of any preliminary or final prospectus or the initiation or threat of any proceedings for such purposes and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threat of any proceeding for such purpose.

(iv) promptly notify each selling holder of Registrable Securities and the managing underwriter or underwriters, if any, when the Company becomes aware of the happening of any event that makes the applicable Registration Statement or prospectus (as then in effect), or any document incorporated therein by reference, contain any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus and any preliminary prospectus, in light of the circumstances under which they were made) not misleading or, if for any other reason it shall be necessary to amend or supplement such Registration Statement or prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the Commission an amendment or supplement to such Registration Statement or prospectus which will correct such statement or omission or effect such compliance.

(v) make every reasonable effort to prevent or obtain at the earliest possible moment the withdrawal of any stop order suspending the effectiveness of the Registration Statement or other order suspending the use of any preliminary or final prospectus.

(vi) if requested by the managing underwriter or a Demanding Holder of the Registrable Securities that are being sold in an Underwritten Offering, promptly incorporate in a prospectus supplement or post-effective amendment to the applicable Registration Statement such information as the managing underwriter or underwriters, if any, or the holders of a majority of the Registrable Securities being sold should reasonably agree should be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

(vii) furnish to each selling holder of Registrable Securities which are covered by a Registration Statement pursuant to this Agreement and each managing underwriter, if any, without charge, as many conformed copies as such holder or managing underwriter may reasonably request of the applicable Registration Statement.

(viii) deliver to each selling holder of Registrable Securities which are covered by a Registration Statement pursuant to this Agreement and each managing underwriter, if any, without charge, as many copies of the applicable prospectus (including each preliminary prospectus) as such holder or managing underwriter may reasonably request (its being understood that the Company consents to the use of the prospectus by each of the selling holders of Registrable Securities which are covered by a Registration Statement pursuant to this Agreement and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus) and such other documents as such selling holder or managing underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such holder or underwriter.

(ix) on or prior to the date on which the applicable Registration Statement is declared effective, use its reasonable best efforts to register or qualify such Registrable Securities for offer and sale under the securities or “blue sky” laws of each state and other jurisdiction of the United States (where an exemption is not available), as any such selling holder or underwriter, if any, or their respective counsel reasonably requests in writing, and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect so as to permit the commencement and continuance of sales and dealings in such jurisdictions for as long as may be necessary to complete the distribution of the Registrable Securities covered by the Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject.

(x) cooperate with the selling holders of Registrable Securities and the managing underwriter, underwriters or agent, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends.

(xi) not later than the effective date of the applicable Registration Statement, to provide a CUSIP number for the Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which certificates shall be in a form eligible for deposit with The Depository Trust Company.

(xii) obtain (if requested) for delivery to the holders of Registrable Securities being registered pursuant to the terms of this Agreement and to the underwriter or underwriters, if any, an opinion or opinions from counsel for the Company dated the effective date of the Registration Statement or, in the event of an Underwritten Offering, the date of the closing under the underwriting agreement, in customary form, scope and substance, at a minimum to the effect that the Registration Statement has been declared effective and that no stop order is in effect, which counsel and opinions shall be reasonably satisfactory to a majority of the holders of Registrable Securities covered by a Registration Statement pursuant to this Agreement and underwriter or underwriters, if any.

(xiii) in the case of an Underwritten Offering, obtain for delivery to the Company and the underwriter or underwriters, if any, with copies to the holders of Registrable Securities included in such registration, such cold comfort letter(s) from the Company’s independent registered public accounting firm in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing underwriter or underwriters reasonably request.

(xiv) use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders, as soon as reasonably practicable (but not more than 15 months) after the effective date of the applicable Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder.

(xv) use its reasonable best efforts to cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange or inter-dealer quotation system on which similar securities of the Company are then listed or quoted.

(xvi) make available upon reasonable notice at reasonable times and for reasonable periods for inspection by a representative appointed by the holders of a majority of the Registrable Securities covered by the applicable Registration Statement, by any managing underwriter or underwriters participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by such sellers or any such managing underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Company and to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement as shall be reasonably necessary to enable them to exercise their due diligence responsibility (subject to the entry by each party referred to in this clause (xvi) into customary confidentiality agreements in a form reasonably acceptable to the Company); and

(xvii) in the case of an Underwritten Offering, cause senior executive officers of the Company to participate in customary “road show” presentations that may be reasonably requested by the managing underwriter in any such Underwritten Offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto.

(b) The Company may require each selling holder of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities and such other information relating to such holder and its ownership of the applicable Registrable Securities as the Company may from time to time reasonably request. Each holder of Registrable Securities agrees to furnish such information to the Company and to cooperate with the Company as necessary to enable the Company to comply with the provisions of this Agreement. The Company shall have the right to exclude any holder that does not comply with the preceding sentence from the applicable registration.

3.5. Obligation to Suspend Distribution.

(a) Each holder of Registrable Securities agrees, by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any events of the kind described in Sections 3.4(a)(iii)(C), 3.4(a)(iii)(D) (in any applicable state) or 3.4(a)(iv), such holder will immediately discontinue disposition of its Registrable Securities pursuant to the Registration Statement, in the case of Section 3.4(a)(iv), until the holder receives copies of the supplemented or amended prospectus contemplated by Section 3.4(a)(iv), or in any case until the holder is advised in writing by the Company that the use of the prospectus may be resumed, and receives copies of any additional or supplemental filings that are incorporated by reference in the prospectus and, if so directed by the Company, the holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such holder’s possession, of the prospectus covering such Registrable Securities that are current at the time of the receipt of such notice. In the event that the Company shall give any such notice in respect of a Demand Registration, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended prospectus contemplated by Section 3.4(a)(iv) or is advised in writing by the Company that the use of the prospectus may be resumed.

(b) In the case of a resale registration on a Form S-3 Registration Statement, upon any suspension by the Company, pursuant to a written insider trading compliance program adopted by the Company’s board of directors, of the ability of all “insiders” covered by such program to transact in the Company’s securities because of the existence of material non-public information, each holder of Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the restriction on the ability of “insiders” to transact in the Company’s securities is removed.

3.6. Hold-back Agreement and Other Limitations to Registration. Notwithstanding anything to the contrary contained herein, the Company shall be entitled to postpone for a reasonable period of time the filing of any Registration Statement under Sections 3.2 or 3.3 hereof if (i) any other Registration Statement for an offering of the Company’s securities has been filed with the Commission thirty (30) days prior to, or is anticipated to be filed within thirty (30) days from, the receipt of a Demand

Registration Request, or (ii) with respect to an offering of the Registrable Securities, an audit (other than the regular audit conducted by the Company at the end of its fiscal year) would be required to be conducted pursuant to the Securities Act or the rules and regulations promulgated thereunder, the form on which the Registration Statement is to be filed, or otherwise by the SEC, or by the managing underwriter, if any, unless the holders of Registrable Securities seeking inclusion in such offering agree to pay the cost of such audit, or (iii) the board of directors of the Company or a committee thereof determines, in its reasonable judgment, that such registration would have a material adverse effect upon the Company, the price of the Registrable Securities or the market for the Registrable Securities; materially interfere with any financing, merger, acquisition, sale, corporate reorganization, or other material transaction involving the Company or any of its affiliates; require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or render the Company unable to comply with the requirements of the Securities Act or the Exchange Act; provided, however, that the Company shall promptly give the Initiating Holders written notice of such determination containing a general statement of the reasons for such postponement and an approximation of such delay. The Company may delay the filing of a Registration Statement pursuant to this Section 3.6 only once in any period of twelve consecutive months unless the Company receives the written advice of its outside counsel to the effect that such delay of filing is reasonably necessary. In the event of a delay of the filing of a Registration Statement under this Section 3.6 pursuant to a Demand Registration, the Initiating Holders shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder.

3.7. Registration Expenses.

(a) Expenses Borne by Company. Except as otherwise provided in Sections 3.2(h) and 3.8(b) hereof, the Company shall pay all of the expenses incident to the Company’s performance of or compliance within this Agreement and any registration under this Agreement, including but not limited to (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the Commission, (ii) all fees and expenses of compliance with state securities or “blue sky” laws in jurisdictions designated by holders of a majority of the Registrable Securities caused by the Registration Statement or the managing underwriter, if any, (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company, (v) Securities Act liability insurance or similar insurance if the Company so desires, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or the quotation of the Registrable Securities on any inter-dealer quotation system and (vii) all fees and expenses incurred by the Company while participating in any “road show”. In addition, in all cases the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any audit and the fees and expenses of any other Persons retained by the Company, including any special experts. In addition, the Company shall pay all reasonable fees and disbursements of one law firm or other counsel selected by the holders of a majority of the Registrable Securities being registered.

(b) Expenses Borne by Holders. Each holder of Registrable Securities included in such registration will be responsible for payment of brokerage discounts, commissions and other sales expenses incident to the registration of any Registrable Shares registered hereunder. In addition, holders of the Registrable Securities will be responsible for the payment of their own legal fees if they retain more than one legal counsel separate from that of the Company. The holders of the Registrable Securities included in such registration shall be responsible for payment of their out-of-pocket expenses and the out-of-pocket expenses of any agents who manage their account. Holders of Registrable Securities included in such registration also shall be responsible for payment of any underwriting fees if such holders have requested participation of an underwriting with respect to an offering subject to Demand Registration or have elected to participate in a Piggyback Registration using their own underwriter. Holders of Registrable Securities included in such registration shall be responsible for payment of any fees and expenses such holder incurs while participating in any “road show.” Any such expenses which are common to the holders of the Registrable Securities included in the registration shall be divided among such holders pro rata on the basis of the number of shares of Registrable Securities being registered on behalf of such holder, or as such holders may otherwise agree.

3.8. Indemnification.

(a) Indemnification by the Company. In the event of any registration of any Registrable Securities under the Securities Act, the Company agrees to indemnify and hold harmless, to the full extent permitted by law, each holder of the Registrable Securities hereby whose shares are covered by a Registration Statement pursuant to this Agreement and their respective officers, directors, employees, advisors and agents and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such holders or acts on behalf of such holder from and against any and all losses, claims, damages, liabilities (or actions or proceedings in respect thereof, whether or not such indemnified party is a party thereto) and expenses (including reasonable costs of investigation and legal expenses), (each, a “Loss” and collectively “Losses”), arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act (including any final, preliminary or summary prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that the Company shall not be liable to any indemnified party in any such case to the extent that (i) any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement in reliance upon and in conformity with written information furnished to the Company by such holder expressly for use in the preparation thereof; (ii) any such Loss arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any final, preliminary or summary prospectus if such untrue statement or alleged untrue statement or omission or alleged omission is corrected in an amendment or supplement to such prospectus which has been made available to the holders and the relevant holder of Registrable Securities fails to deliver such prospectus as so amended or supplemented, if such delivery is required under applicable law or the applicable rules of any securities exchange, prior to or concurrently with the sales of the Registrable Securities to the Person asserting such loss, claim, damage, liability or expense; or (iii) such holder has violated the provisions of Section 3.5 hereof.

(b) Indemnification by the Holders. In connection with any Registration Statement in which a holder of Registrable Securities is participating, to the extent permitted by law, each such holder, severally and not jointly, will indemnify the Company, its directors and officers, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company against any Losses arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act (including any final, preliminary or summary prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such holder expressly for use in connection with such Registration Statement and was not corrected in a subsequent writing prior to or concurrently with the sale of Registrable Securities to the Person asserting such loss, claim, damage, liability or expense; provided, however, that the indemnity agreement contained in this Section 3.8(b) shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of such holder, which consent shall not be unreasonably withheld or delayed; provided, further, that, in no event shall any indemnity under this Section 3.8(b) exceed the gross proceeds from the offering actually received by such holder.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed in writing to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, or (iii) in the reasonable judgment of any such Person (based upon advice of its counsel) a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the indemnified party. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably withheld. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, or (y) a conflict or potential conflict exists or may exist (based upon advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

(d) Contribution. If for any reason the indemnification provided for in the paragraphs (a) and (b) of this Section 3.8 is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by paragraphs (a) and (b) of this Section 3.8, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding anything in this Section 3.8(d) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 3.8(d) to contribute any amount in excess of the amount by which the gross proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the Losses of the indemnified parties relate exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. If indemnification is available under this Section 3.8, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 3.8(a) and 3.8(b) hereof without regard to the relative fault of said indemnifying parties or indemnified party.

ARTICLE IV

MISCELLANEOUS

4.1. Term. Except as specifically provided otherwise herein, the provisions of this Agreement shall terminate upon the earlier to occur of: (a) the Registrable Securities shall cease to be Registrable Securities or (b) all of the Registrable Securities may be transferred, sold, or otherwise disposed of in accordance with the provisions of Rule 144 promulgated under the Securities Act. The provisions of Section 3.7 shall survive any termination.

4.2. Notices. All notices, other communications or documents provided for or permitted to be given hereunder, shall be made in writing and shall be given either personally by hand-delivery, by facsimile transmission, by mailing the same in a sealed envelope, registered first-class mail, postage prepaid, return receipt requested, or by air courier guaranteeing overnight delivery:

(a) if to the Company, to:

Elandia International, Inc.

8200 N.W. 52nd Terrace, Suite 102

Miami, FL 33166

Attn: Pete Pizarro, CEO

Telecopier: 786-413-1913

Elandia International, Inc.

8200 N.W. 52nd Terrace, Suite 102

Miami, FL 33166

Attn: Diana Abril, Esq.

Telecopier: 786-413-1913

with a copy to:

Carlton Fields

100 SE 2nd Street, Suite 4200

Miami, FL 33131

Attn: Seth Joseph, Esq.

Telecopier: 305-530-0055

(b) if to an Investor, to the address set forth below such Investor’s name on the signature page hereto.

Each holder, by written notice given to the Company in accordance with this Section 4.2, may change the address to which notices, other communications or documents are to be sent to such holder. All notices, other communications or documents shall be deemed to have been duly given: (i) at the time delivered by hand, if personally delivered; (ii) when receipt is acknowledged by addressee, if by facsimile transmission; (iii) five business days after having been deposited in the mail, postage prepaid, if mailed by first class mail; or (iv) on the first business day with respect to which a reputable air courier guarantees delivery; provided, however, that notices of a change of address shall be effective only upon receipt.

4.3. Assignment. This Agreement shall be binding upon and inure to the benefit and be enforceable by the parties hereto, and their respective successors and assigns, whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of holders of Registrable Securities also are for the benefit of, and enforceable by, any subsequent holder of such Registrable Securities so long as, and to the extent that, such securities continue to be Registrable Securities.

4.4. Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be construed in accordance with the internal laws of said State.

4.5. Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

4.6. Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained therein.

4.7. Amendment; Waiver.

(a) This Agreement may not be amended or modified and waivers and consents to departures from the provisions hereof may not be given, except by an instrument or instruments in writing making specific reference to this Agreement and signed by the Company and the holders of a majority of Registrable Securities then outstanding. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment, modification, waiver or consent authorized by this Section 4.7(a), whether or not such Registrable Securities shall have been marked accordingly.

(b) The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. Except as otherwise expressly provided herein, no failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder, or otherwise available in respect hereof at law or in equity, shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

4.8. Counterparts. This Agreement may be executed in any number of separate counterparts and by the parties hereto in separate counterparts each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

ELANDIA INTERNATIONAL, INC.

By:	/s/ Pete R. Pizarro

Name:	Pete R. Pizarro

Title:	CEO

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

AMPER S.A.

Address:

Fax:

By:	/s/ Jaime Espinosa de los Monteros
Name: Jaime Espinosa de los Monteros
Title: Chairman